FINANCIAL INSTRUMENTS (Tables)	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Disclosure of information about key assumptions to measure fair value of warrants [Table Text Block]

	Issue date
	May 2023	February 2023	May 2021

Expected volatility	97%	104%	97%
Share price (Canadian Dollar)	1.22	1.22	1.22
Expected life (in years)	2.836	2.589	2.836
Risk-free interest rate	3.62%	3.70%	3.62%
Expected dividend yield	0%	0%	0%
Fair value:

Per Warrant (Canadian Dollar)	$0.613	$0.629	$0.237
Total Warrants (Canadian Dollar in thousands)	$302	$3,317	$70